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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT


                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported)    MAY 7, 1997



                             PRINTRAK INTERNATIONAL INC.
                (Exact name of Registrant as specified in its charter)




          DELAWARE                  000-20719               33-0070547
  ------------------------------------------------------------------------
(State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)           File Number)         Identification No)




            1250 NORTH TUSTIN AVENUE, ANAHEIM,  CALIFORNIA           92807
  ---------------------------------------------------------------------
            (Address of principal executive offices)            (Zip Code)



          Registrant's telephone number, including area code (714) 238-2000


                                    NOT APPLICABLE
            (Former name or former address, if changed since last report)


                               Exhibit Index on Page 5

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On May 7, 1997, Printrak International Inc. ("Printrak") acquired all of the issued and outstanding capital stock of TFP Inc. ("TFP"), a South Carolina corporation in accordance with the terms and conditions of the Agreement and Plan of Reorganization and Merger dated as of April 7, 1997 (the "Agreement"), by and among Printrak, TFP Acquisition Corp., a South Carolina corporation and wholly-owned subsidiary of Printrak, and TFP.

         As a result of the Merger, TFP became a wholly-owned subsidiary of Printrak and the outstanding shares and outstanding warrants to purchase shares of TFP Common Stock and Series A Preferred Stock have been converted into an aggregate of 1,399,494 shares of fully paid and non-assessable Common Stock, $.0001 par value, of Printrak, subject to possible adjustment as set forth in the Agreement. The outstanding options to purchase shares of TFP Common Stock have been converted into the right to acquire 116,496 shares of Common Stock of Printrak.

         The number of shares to be converted was calculated by dividing One Million Four Hundred Thousand (1,400,000) shares of Printrak Common Stock by
(b) the number of shares of TFP Stock that was equal to the sum of (i) the total number of shares of TFP Common Stock and Preferred Stock ("TFP Stock") that were issued and outstanding on May 6, 1997, plus (ii) the total number of shares of TFP Stock, if any, that were directly or indirectly ultimately issuable by TFP upon the exercise, conversion or exchange of all TFP Derivative Securities that were issued and outstanding on May 6, 1997. The purchase price and all other terms of the Agreement were determined pursuant to arms-length negotiations between the parties.

ITEM 5.  OTHER EVENTS

    In connection with the above described transaction, Printrak entered into an Employment and Non-Competition Agreement with Barry B. White (the "Employment Agreement"). The Employment Agreement provides for the employment of Mr. White as the President of TFP and the Vice President of Printrak for a period of two years following the Merger, at a salary of $150,000 per year, plus an incentive bonus of up to $60,000 based on the attainment of certain performance goals. In the event Mr. White's employment is terminated other than due to his voluntary resignation, Mr. White will be entitled to receive up to one year's salary, plus $100,000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
              -    Independent Auditors' Reports
              -    Consolidated Balance Sheets as of December 31, 1995 and 1996
              -    Consolidated Statements of Operations for the years ended
                      December 31, 1994, 1995 and 1996
              -    Consolidated Statement of Stockholders' Equity (Deficit) for
                      the years ended December 31, 1994, 1995 and 1996
              -    Consolidated Statements of Cash Flow for the years ended
                      December 31, 1994, 1995 and 1996
              -    Notes to Consolidated Financial Statements

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         (b)  PRO FORMA FINANCIAL INFORMATION.
              The following PRO FORMA financial statements of TFP Inc. are unavailable and are anticipated to be filed under Form 8-K/A within 60 days:
              -    PRO FORMA condensed Balance Sheets as of March 31, 1997
              -    PRO FORMA condensed Statement of Operations for the years
                      ended March 31, 1995, 1996 and 1997
              -    PRO FORMA condensed Statements of Cash Flow for the years
                      ended March 31, 1995, 1996 and 1997

         (c)  EXHIBITS.

         2.1 Agreement and Plan of Reorganization and Merger dated April 7, 1997 (incorporated by reference to Exhibit 10.1 of the Registrant's Form 8-K filed on April 17, 1997)

        23.1  Consent of KPMG Peat Marwick LLP
              (to be filed by amendment)

        23.2  Consent of Deloitte & Touche LLP
              (to be filed by amendment)


         99.1 Press Release dated April 7, 1997 (incorporated by reference to
              Exhibit 99.1 of the Registrant's Form 8-K filed on April 17,
              1997)

         99.2 Financial Statements of TFP Inc. described in Item 7(a) above

         99.3 PRO FORMA Financial Statements of TFP Inc. described in Item 7(b) above (to be filed by amendment)

         99.4 Employment and Non-Competition Agreement - Barry B. White (incorporated by reference to Exhibit 99.1 of Barry B. White's
              Schedule 13D filed on May 16, 1997)

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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             PRINTRAK INTERNATIONAL INC.



Date:  May  21, 1997         By:   /S/ KEVIN MCDONNELL
                                  -----------------------------------
                                  Kevin McDonnell
                                  Chief Financial Officer and Director

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                                    EXHIBIT INDEX


                                                                SEQUENTIAL
EXHIBIT NO.   DESCRIPTION                                        PAGE NO.


2.1           Agreement and Plan of Reorganization and Merger            --
              dated April 7, 1997 (incorporated by reference to Exhibit 10.1 of the Registrant's Form 8-K filed on April 17, 1997)

23.1          Consent of KPMG Peat Marwick LLP                            *
              (to be filed by amendment)

23.2          Consent of Deloitte & Touche LLP                            *
              (to be filed by amendment)

99.1          Press Release dated April 7, 1997 (incorporated             --
              by reference to Exhibit 99.1 of the Registrant's
              Form 8-K filed on April 17, 1997)

99.2          Financial Statements of TFP Inc. described in                6
              Item 7(a) above

99.3          PRO FORMA Financial Statements of TFP Inc.                   *
              described in Item 7(b) above

99.4          Employment and Non-Competition Agreement -                  --
              Barry B. White (incorporated by reference to
              Exhibit 99.1 of Barry B. White's Schedule 13D filed on May 16, 1997)


____________
*to be filed by amendment